Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact: Christopher Ranjitkar, Director, Investor Relations (617) 219-1473

Government Properties Income Trust to Acquire First Potomac Realty Trust for Approximately $1.4 Billion

Newton, MA (June 28, 2017): Government Properties Income Trust (Nasdaq: GOV) today announced that its Board of Trustees has unanimously approved a definitive merger agreement to acquire all of the outstanding common shares of First Potomac Realty Trust (NYSE: FPO) for an aggregate transaction value of approximately $1.4 billion, including $11.15 per FPO common share in cash and the repayment or assumption of FPO debt. This transaction is subject to the approval of at least a majority of FPO’s common shareholders and other customary conditions and is expected to close prior to year end 2017.

David Blackman, President and Chief Operating Officer of GOV, made the following statement:

“ The acquisition of FPO enables GOV to expand its business strategy to include the acquisition, ownership and operation of office properties leased to both government and private sector tenants in the metropolitan Washington, D.C. market area.  The metropolitan Washington, D.C. market area is one of the largest office markets in the U.S. and the nation’s largest beneficiary of spending by the U.S. government.  Outside of the metropolitan Washington, D.C. market area, GOV will continue to focus on acquiring, owning and operating office properties that are majority leased to government tenants.”

“In addition to this transaction providing GOV with new potential growth opportunities, we expect to realize approximately $11 million of annual general and administrative expense savings compared to FPO on a stand alone basis.  We are also pleased that we were able to achieve an attractive per share purchase price.”

GOV believes FPO has high quality office and industrial properties that are well located primarily in the metropolitan Washington, D.C. market area. FPO’s portfolio includes 39 properties (74 buildings) with approximately 6.5 million square feet that was 92.2% leased as of March 31, 2017 (including two joint venture properties which are 50% and 51% owned by FPO).  As of March 31, 2017, government and other investment grade rated tenants represented approximately 43.9% of FPO’s total annualized rental income.

As of March 31, 2017 and pro forma for GOV’s acquisition of FPO, GOV’s portfolio and selected operating metrics would have been:

•                  $4.1 billion of consolidated gross assets;

•                  113 properties (170 buildings) with approximately 18.0 million square feet that are 94.1% leased for 4.9 years based on weighted average annualized rental income;

•                  71.7% of total annualized rental income from government and other investment grade rated tenants;

•                  59.9% of total annualized rental income from government tenants;

•                  properties located in 31 states and Washington, D.C.; and

•                  54.3% of total annualized rental income from the metropolitan Washington, D.C. market area.

Transaction Structure and Financing

The cash consideration to be paid to FPO shareholders will be $11.15 per FPO common share, or approximately $683 million in aggregate.  The remaining transaction value includes the expected repayment of approximately $418 million of FPO debt and assumption of approximately $232 million of FPO mortgage debt, and the payment of transaction fees and expenses, net of FPO cash on hand. FPO has agreed that it will not pay any distributions to its shareholders before the closing of the transaction.  GOV’s distributions to its shareholders will not be impacted by the transaction.

GOV expects to finance this transaction on a long term basis with the sale of common shares, additional debt, including senior unsecured notes, mortgage financing and/or bank debt, and/or with proceeds from the sale of certain properties.  Pending the completion of GOV’s long term financing plan, GOV may use borrowings under its existing revolving credit facility and under a new 364 day, fully committed bridge loan facility (subject to certain customary conditions) for up to $750 million to finance the transaction.

Based on GOV’s preliminary estimate of 2018 net operating income attributable to the FPO properties (including the estimated pro-rata net operating income from two unconsolidated joint venture properties) and subject to completion of GOV’s accounting analysis, GOV believes that the estimated acquisition cap rate is approximately 7.0%.  GOV believes this transaction will be accretive to GOV’s normalized funds from operations per share after 2018 and approximately leverage neutral on a debt to gross assets basis after completion of GOV’s long term financing plan.

This transaction is subject to the approval of at least a majority of FPO’s common shareholders and other customary conditions.  As part of the agreed transaction terms, GOV has the option to pursue the acquisition of FPO in a tender offer for all of the outstanding FPO common shares, which may decrease the time required to close the transaction.  The transaction is expected to close prior to year end 2017.

Advisors

Citigroup is acting as exclusive financial advisor to GOV and Sullivan & Worcester LLP is serving as legal counsel to GOV. Joint Lead Arrangers for the bridge loan facility are Citigroup, Bank of America, N.A., Morgan Stanley and UBS Investment Bank.

Conference Call

GOV will host a conference call today at 10:00 a.m. Eastern Time to discuss today’s announcement.  This call will be accompanied by an investor presentation that has been made available on GOV’s website (www.govreit.com) and will be filed with the Securities and Exchange Commission, or SEC.

The conference call telephone number is 877-328-1172. Participants calling from outside the United States and Canada should dial 412-317-5418.  No pass code is necessary to access the call from either number. Participants should dial in about 15 minutes prior to the scheduled start of the call.

A live audio webcast of the conference call will also be available in a listen-only mode on GOV’s website, www.govreit.com.  Participants wanting to access the webcast should visit GOV’s website about five minutes before the call. The transcription, recording and retransmission in any way of GOV’s conference call are strictly prohibited without the prior written consent of GOV.

About Government Properties Income Trust

GOV is a real estate investment trust, or REIT, which primarily owns properties located throughout the United States that are majority leased to the U.S. government and other government tenants.  GOV is managed by the operating subsidiary of The RMR Group Inc. (Nasdaq: RMR), an alternative asset management company that is headquartered in Newton, Massachusetts.

The expected offering of GOV’s common shares will be made pursuant to GOV’s effective shelf registration statement filed with the SEC. The offering will be made only by means of a prospectus and a related preliminary prospectus supplement. Before you invest, you should read the prospectus in that registration statement, the related preliminary prospectus supplement and other documents GOV has filed or will file with the SEC for more complete information about GOV and the offering. You may get these documents for free by visiting the SEC’s website at www.sec.gov. Alternatively, GOV or any underwriter participating in the offering will arrange to send you the prospectus and the related preliminary prospectus supplement if you request it from Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, telephone: (800) 831-9146; BofA Merrill Lynch, Attention: Prospectus Department, NC1-004-03-43, 200 North College Street, 3rd Floor, Charlotte, NC 28255-0001, email: dg.prospectus_requests@baml.com; Morgan Stanley, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014; or UBS Investment Bank, Attention: Prospectus Department, 1285 Avenue of the Americas, New York, NY, 10019 or by calling (888) 827-7275.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell FPO common shares. We have not commenced a tender offer for FPO common shares pursuant to the terms of the merger agreement described herein or otherwise. If we commence a tender offer for FPO common shares, we will file with the SEC a tender offer statement on Schedule TO, and FPO will file with the SEC a solicitation/recommendation statement on Schedule 14D-9 with respect to such tender offer. ANY SUCH TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT OF FPO ON SCHEDULE 14D-9 WILL CONTAIN IMPORTANT INFORMATION. HOLDERS OF FPO COMMON SHARES

SHOULD READ THESE DOCUMENTS CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF FPO COMMON SHARES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SECURITIES. Copies of these documents, if and when filed with the SEC, will be available free of charge at the SEC’s website at www.sec.gov. In addition to these documents, FPO files annual, quarterly and current reports and other information with the SEC. You may read and copy any reports or other information filed by FPO at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. FPO’s filings with the SEC are also available for free at the SEC’s website at www.sec.gov.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  ALSO, WHENEVER GOV USES WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, “WILL”, “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, GOV IS MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON GOV’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY GOV’S FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FOR EXAMPLE:

•               THIS PRESS RELEASE STATES THAT GOV’S BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED A DEFINITIVE MERGER AGREEMENT TO ACQUIRE FPO AND THAT THE TRANSACTION IS EXPECTED TO CLOSE BEFORE YEAR END 2017.  THE TRANSACTION IS SUBJECT TO APPROVAL BY AT LEAST A MAJORITY OF FPO’S COMMON SHAREHOLDERS AND OTHER CUSTOMARY CONDITIONS.  SOME OF THESE CONDITIONS MAY BE DELAYED OR MAY NOT BE SATISFIED.  ACCORDINGLY, THE TRANSACTION MAY NOT CLOSE BEFORE YEAR END 2017 OR AT ALL, OR THE TERMS OF THE TRANSACTION MAY CHANGE.

•               IN THIS PRESS RELEASE, MR. BLACKMAN STATES THAT THE ACQUISITION OF FPO WILL ENABLE GOV TO EXPAND ITS BUSINESS STRATEGY TO INCLUDE THE ACQUISITION, OWNERSHIP AND OPERATION OF OFFICE PROPERTIES LEASED TO BOTH GOVERNMENT AND PRIVATE SECTOR TENANTS IN THE METROPOLITAN WASHINGTON, D.C. MARKET AREA.  AN IMPLICATION OF THIS STATEMENT MAY BE THAT GOV WILL ACQUIRE ADDITIONAL PROPERTIES IN THE METROPOLITAN WASHINGTON, D.C. MARKET AREA.  IN FACT, GOV MAY BE UNABLE TO IDENTIFY PROPERTIES IT WANTS TO BUY, TO AGREE WITH THE OWNERS OF THE IDENTIFIED PROPERTIES ON PURCHASE TERMS OR TO ARRANGE NECESSARY PURCHASE FINANCING.  ACCORDINGLY, GOV MAY NOT BUY ANY ADDITIONAL OFFICE PROPERTIES IN THE METROPOLITAN WASHINGTON, D.C. MARKET AREA.

•               IN THIS PRESS RELEASE, MR. BLACKMAN STATES THAT GOV WILL CONTINUE TO FOCUS ON ACQUIRING, OWNING AND OPERATING OFFICE PROPERTIES THAT ARE MAJORITY LEASED TO GOVERNMENT TENANTS OUTSIDE OF THE METROPOLITAN WASHINGTON, D.C. MARKET AREA.  AN IMPLICATION OF THIS STATEMENT MAY BE THAT GOV WILL

ACQUIRE ADDITIONAL OFFICE PROPERTIES THAT ARE MAJORITY LEASED TO GOVERNMENT TENANTS OUTSIDE OF THE METROPOLITAN WASHINGTON, D.C. MARKET AREA.  IN FACT, GOV MAY BE UNABLE TO IDENTIFY OFFICE PROPERTIES THAT ARE MAJORITY LEASED TO GOVERNMENT TENANTS THAT IT WANTS TO BUY, TO AGREE WITH THE OWNERS OF THE IDENTIFIED PROPERTIES ON PURCHASE TERMS OR TO ARRANGE NECESSARY PURCHASE FINANCING.  ACCORDINGLY, GOV MAY NOT ACQUIRE ANY ADDITIONAL PROPERTIES THAT ARE MAJORITY LEASED TO GOVERNMENT TENANTS.

•               IN THIS PRESS RELEASE, MR. BLACKMAN STATES THAT GOV EXPECTS TO REALIZE APPROXIMATELY $11 MILLION OF ANNUAL GENERAL AND ADMINISTRATIVE EXPENSE SAVINGS COMPARED TO FPO ON A STAND ALONE BASIS.  GOV’S MANAGEMENT AGREEMENT WITH THE RMR GROUP LLC SETS THE FEES THAT GOV PAYS IN LIEU OF CERTAIN GENERAL AND ADMINISTRATIVE EXPENSES PURSUANT TO A COMPLEX FORMULA BASED UPON THE LOWER OF GOV’S MARKET CAPITALIZATION OR HISTORICAL COST OF CERTAIN OF GOV’S ASSETS.  ALSO, GOV MAY PAY INCENTIVE FEES TO THE RMR GROUP LLC IN CERTAIN CIRCUMSTANCES BASED UPON TOTAL RETURNS REALIZED BY GOV’S SHAREHOLDERS COMPARED TO AN INDEX OF TOTAL RETURNS OF CERTAIN OTHER REITS.  SOME OF THESE CALCULATIONS WILL DEPEND UPON FUTURE MARKET PRICES OF GOV’S SECURITIES AND OTHER REITS’ SECURITIES WHICH ARE BEYOND GOV’S CONTROL.  ACCORDINGLY, THE AMOUNT OF ANNUAL GENERAL AND ADMINISTRATIVE EXPENSE SAVINGS WHICH GOV MAY REALIZE CANNOT BE PRECISELY CALCULATED; AND, IN FACT, GOV MAY REALIZE MORE OR LESS SAVINGS OR NO SAVINGS, AND THE ANNUAL GENERAL AND ADMINISTRATIVE EXPENSES GOV INCURS AS A RESULT OF THE TRANSACTION MAY BE HIGHER THAN FPO INCURRED OR WOULD INCUR ON A STAND ALONE BASIS.

•                 THIS PRESS RELEASE STATES THAT GOV CURRENTLY EXPECTS TO REPAY APPROXIMATELY $418 MILLION OF FPO DEBT AND ASSUME APPROXIMATELY $232 MILLION OF FPO MORTGAGE DEBT.  REPAYMENTS AND ASSUMPTIONS OF DEBT MAY REQUIRE THE CONSENT OF DEBT HOLDERS UNDER CERTAIN CIRCUMSTANCES.  GOV CAN PROVIDE NO ASSURANCE THAT ANY CONSENTS OF DEBT HOLDERS REQUIRED IN CONNECTION WITH THE TRANSACTION WILL BE OBTAINED.  ACCORDINGLY, GOV MAY ASSUME FPO DEBT THAT GOV CURRENTLY EXPECTS TO REPAY AND MAY REPAY FPO MORTGAGE DEBT THAT GOV CURRENTLY EXPECTS TO ASSUME.

•               THIS PRESS RELEASE STATES THAT GOV EXPECTS TO FINANCE ITS ACQUISITION OF FPO ON A LONG TERM BASIS BY THE SALE OF COMMON SHARES, THE ISSUANCE OF ADDITIONAL DEBT, INCLUDING SENIOR UNSECURED NOTES, MORTGAGE FINANCINGS AND/OR BANK DEBT, AND/OR THE SALE OF CERTAIN PROPERTIES.  THE FINAL TYPES OF FINANCING AND THE COSTS OF GOV’S FINANCING WILL DEPEND UPON MANY FACTORS, INCLUDING MARKET CONDITIONS BEYOND GOV’S CONTROL.  GOV CAN PROVIDE NO ASSURANCES REGARDING THE TYPES OR COSTS OF FINANCINGS THAT MAY RESULT FROM THE TRANSACTION.

•                 THIS PRESS RELEASE STATES THAT GOV BELIEVES ITS ESTIMATED CAP RATE FOR THE

FPO ACQUISITION IS APPROXIMATELY 7.0%, BASED ON GOV’S PRELIMINARY ESTIMATE OF 2018 NET OPERATING INCOME ATTRIBUTABLE TO THE FPO PROPERTIES. FOR THESE PURPOSES, WE DEFINE CAP RATE AS THE GAAP EARNINGS FROM THE ACQUIRED PROPERTIES (FOR BOTH CONSOLIDATED PROPERTIES AND A PRO RATA SHARE OF UNCONSOLIDATED JOINT VENTURE PROPERTIES) BEFORE DEPRECIATION, AMORTIZATION, INTEREST AND AN ALLOCABLE SHARE OF CORPORATE OFFICE GENERAL AND ADMINISTRATIVE EXPENSE, DIVIDED BY THE AGGREGATE TRANSACTION VALUE (INCLUDING A PRO RATA SHARE OF NON-RECOURSE UNCONSOLIDATED JOINT VENTURE INDEBTEDNESS AND ADJUSTED FOR OTHER TANGIBLE PROPERTIES AND LIABILITIES, BUT EXCLUDING TRANSACTION COSTS).  GOV’S CALCULATION OF ITS PRELIMINARY ESTIMATED ACQUISITION CAP RATE FOR THE TRANSACTION RELIES UPON GOV’S PRELIMINARY ESTIMATE OF THE 2018 NET OPERATING INCOME ATTRIBUTABLE TO THE FPO PROPERTIES, WHICH IS INHERENTLY UNCERTAIN AND BASED UPON GOV’S CURRENT ASSUMPTIONS REGARDING THE 2018 OPERATIONS OF THE FPO PROPERTIES AND INFORMATION AVAILABLE IN FPO’S PUBLIC FILINGS AND ADDITIONAL INFORMATION MADE AVAILABLE TO GOV BY FPO DURING THE PROCESS LEADING TO SIGNING OF THE MERGER AGREEMENT.  GOV HAS NOT COMPLETED ITS OWN DETAILED ACCOUNTING ANALYSIS OF FPO’S PROPERTY LEVEL EARNINGS, WHICH COULD RESULT IN REVISIONS THAT LOWER GOV’S PRELIMINARY ESTIMATE OF 2018 NET OPERATING INCOME ATTRIBUTABLE TO THE FPO PROPERTIES. ALSO, PROPERTY LEVEL EARNINGS FROM FPO’S PROPERTIES MAY DECREASE BEFORE OR AFTER THE TRANSACTION CLOSES. MOREOVER, ALTERNATIVE METHODS OF CALCULATING CAP RATES, SUCH AS METHODS THAT UTILIZE CASH BASED ACCOUNTS, WOULD RESULT IN A DIFFERENT CAP RATE. ACCORDINGLY, THE ACQUISITION CAP RATE ULTIMATELY REALIZED BY GOV ON THE TRANSACTION MAY BE LOWER THAN THE CAP RATE ESTIMATED IN THIS PRESS RELEASE.

•               THIS PRESS RELEASE STATES THAT GOV BELIEVES THAT THE TRANSACTION WILL BE ACCRETIVE TO GOV’S NORMALIZED FUNDS FROM OPERATIONS PER SHARE AFTER 2018.  NORMALIZED FUNDS FROM OPERATIONS IS A NON-GAAP FINANCIAL MEASURE THAT HAS BEEN HISTORICALLY REPORTED BY GOV.  NORMALIZED FUNDS FROM OPERATIONS IS CALCULATED BY ADJUSTING FUNDS FROM OPERATIONS (WHICH IS ALSO A NON-GAAP FINANCIAL MEASURE), AS DEFINED BY THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS, AS DESCRIBED IN GOV’S EARNINGS REPORTS AND PERIODIC FILINGS WITH THE SEC. THE ACCRETION TO NORMALIZED FUNDS FROM OPERATIONS PER SHARE THAT GOV CURRENTLY EXPECTS TO REALIZE AFTER 2018 DEPENDS UPON MANY FACTORS, SUCH AS THE TYPES AND COSTS OF LONG TERM FINANCING THAT GOV ULTIMATELY USES TO FUND THE TRANSACTION, THE RENTS GOV WILL RECEIVE FROM ITS EXISTING PROPERTIES AND FROM THE PROPERTIES NOW OWNED BY FPO, OCCUPANCY AND OTHER FACTORS.  MOST OF THESE FACTORS WILL BE MATERIALLY IMPACTED BY MARKET CONDITIONS BEYOND GOV’S CONTROL.  ACCORDINGLY, GOV CAN PROVIDE NO ASSURANCE THAT THE TRANSACTION WILL BE ACCRETIVE TO GOV’S NORMALIZED FUNDS FROM OPERATIONS PER SHARE AFTER 2018, AND, IN FACT, GOV MAY EXPERIENCE DILUTION TO ITS NORMALIZED FUNDS FROM OPERATIONS PER SHARE AS A RESULT OF THIS TRANSACTION.

•               GOV’S CURRENT EXPECTATION THAT THE TRANSACTION WILL BE APPROXIMATELY LEVERAGE NEUTRAL ON A DEBT TO GROSS ASSETS BASIS AFTER COMPLETION OF GOV’S LONG TERM FINANCING PLAN IS BASED UPON GOV’S CURRENT BELIEFS REGARDING THE TYPES AND COSTS OF GOV’S LONG TERM FINANCING FOR THE TRANSACTION.  THE TYPES AND COSTS OF THE LONG TERM FINANCING WHICH GOV USES FOR THE TRANSACTION WILL DEPEND IN LARGE PART ON MARKET CONDITIONS WHICH ARE BEYOND GOV’S CONTROL.  ACCORDINGLY, INVESTORS ARE CAUTIONED TO CONSIDER THIS STATEMENT SKEPTICALLY.  IN FACT, GOV’S LEVERAGE MAY INCREASE AS A RESULT OF THE TRANSACTION.

•               THIS PRESS RELEASE STATES THAT GOV HAS THE OPTION TO OFFER TO PURCHASE ALL OF FPO’S COMMON SHARES IN A TENDER OFFER WHICH MAY DECREASE THE TIME REQUIRED TO CLOSE GOV’S ACQUISITION OF FPO.  THIS STATEMENT MAY IMPLY THAT GOV WILL MAKE A TENDER OFFER FOR FPO COMMON SHARES AND, IF SO, THAT THE TENDER OFFER WILL FACILITATE AN EARLIER CLOSING DATE FOR THE ACQUISITION.  GOV’S DECISION AS TO WHETHER TO MAKE A TENDER OFFER WILL DEPEND ON CERTAIN FACTORS GOV DETERMINES TO BE RELEVANT TO THAT DECISION, INCLUDING THE AVAILABILITY OF PERMANENT FINANCING, THE AGREEMENT OF CERTAIN FPO DEBT HOLDERS TO ACCEPT EXPEDITED DEBT ASSUMPTION OR REPAYMENT AND OTHER FACTORS.  FURTHER, FACTORS BEYOND GOV’S CONTROL COULD DELAY THE CLOSING OF ANY TENDER OFFER.  THERE CAN BE NO ASSURANCE THAT GOV WILL DECIDE TO MAKE A TENDER OFFER FOR FPO SHARES, OR THAT IF IT DOES, SUCH TENDER OFFER WILL DECREASE THE TIME REQUIRED FOR GOV TO COMPLETE ITS ACQUISITION OF FPO.

•                 IN THIS PRESS RELEASE, MR. BLACKMAN STATES THAT GOV ACHIEVED AN ATTRACTIVE PER SHARE PURCHASE PRICE. IN FACT, THE PURCHASE PRICE PER SHARE TO BE PAID BY GOV MAY NOT BE ATTRACTIVE FOR A NUMBER OF FACTORS, INCLUDING CERTAIN OF THE FACTORS DESCRIBED ABOVE.

THE INFORMATION CONTAINED IN GOV’S FILINGS WITH THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN GOV’S PERIODIC REPORTS, OR INCORPORATED BY REFERENCE THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE GOV’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OR IMPLIED BY GOV’S FORWARD LOOKING STATEMENTS. GOV’S FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, GOV DOES NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

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